United States Securities and Exchange Commission
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: June 20, 2007
GeneLink, Inc.
(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Newport Financial Center, 123 Town Square Place, #313, Jersey City, NJ 07310
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 558-4363
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events
     On June 20, 2007, GeneLink, Inc. announced that it has entered into a license and distribution agreement with PhytoRich, LLC for Phytorich to distribute GeneLink’s nutritional care and skin care systems to its medical practitioner customers. A copy of the press release making the announcement is filed as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.
     GeneLink also announces that is mailing address has changed to 123 Town Square Place, #313, Jersey City, NJ 07310.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated June 20, 2007

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc. (Registrant)
By:	/s/ Monte E. Taylor, Jr.
Monte E. Taylor, Jr.
Chief Executive Officer

Dated: June 20, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 20, 2007